Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Endeavour International Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2015 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, James J. Emme,  Co-Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. Emme

James J. Emme

Executive Vice President – North America

Date:August 7, 2015

A signed original of this written statement required by Section 906 has been provided to Endeavour International Corporation and will be retained by Endeavour International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.